Commission File No. 33-48922
                                                   Commission File No. 811-6720


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  16

                                THE FLEX-PARTNERS
               (Exact Name of Registrant as Specified in Charter)

             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                (Address of Principal Executive Offices-Zip Code)

       Registrant's Telephone Number, including Area Code: (614)766-7000

           DONALD F. MEEDER, SECRETARY - R. MEEDER & ASSOCIATES, INC.
             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     It is proposed that this filing will become effective
          (check appropriate box).

      / XXX /   immediately upon filing pursuant to paragraph (b) of Rule 485

      /     /   on               pursuant to paragraph (b) of Rule 485.

      /     /   60 days after filing pursuant to paragraph (a)(1).

      /     /   on (date) pursuant to paragraph (a)(1).

      /     /   75 days after filing pursuant to paragraph (a)(2).

      /     /   on (date) pursuant to paragraph (a)(2) on Rule 485.

If appropriate, check the following box:

      /     /    This post-effective amendment designates a new effective
                 date for a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective July 6, 1992. The 24(f)-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on February 19, 1997.

                   THE FLEX-PARTNERS INTERNATIONAL EQUITY FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART A.

ITEM A.      PROSPECTUS CAPTION

1            Cover Page

2            Highlights
             Synopsis of Financial Information

3            Not Applicable

4            The Trust and its Management
             Investment Objective and Policies

5            The Trust and its Management
5A           Not Applicable

6(a)         Other Information - Shares of Beneficial Interest
6(b)         Not Applicable
6(c)         Other Information - Shares of Beneficial Interest
6(d)         Not Applicable
6(e)         Highlights
6(f)(g)      Income Dividends and Taxes
6(h)         Not Applicable

7(a)         The Trust and its Management
7(b)         How Net Asset Value is Determined
             How to Buy Shares
7(c)         How To Buy Shares
             Exchange Privilege
7(d)         Highlights
             How To Buy Shares
7(e)         How To Buy Shares
7(f)         Distribution Plan
7(g)         Not Applicable

8(a)         How To Make Withdrawals (Redemptions)
8(b)         How To Make Withdrawals (Redemptions)
8(c)         Shareholder Accounts
8(d)         How To Make Withdrawals (Redemptions)

9            Not Applicable

PROSPECTUS                                                August 29, 1997



                                THE FLEX-PARTNERS
                            INTERNATIONAL EQUITY FUND
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-494-FLEX
                                  614-766-7074

     The Flex-Partners Funds are a family of mutual funds organized as a business trust (the "Trust"). One of the separate portfolios of the Trust is the International Equity Fund (the "International Equity Fund" or the "Fund"). The Fund seeks long-term growth from investing primarily in equity securities of foreign issuers.

                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated August 29, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling 1-800-494-FLEX, or (614) 766-7074.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS                           Page

Highlights................................  2
Synopsis of Financial Information.........  3
Investment Objective and Policies.........  4
Securities and Investment Practices.......  5
Risk Considerations.......................  10
The Trust and Its Management..............  13
Distribution Plan.........................  16
Income Dividends and Taxes................  17
How Net Asset Value is Determined.........  18
Performance Information and Reports.......  19
Other Information.........................  20
How to Buy Shares.........................  21
How to Make Withdrawals (Redemptions).....  25
Exchange Privilege........................  25
Retirement Plans..........................  26
Other Shareholder Services................  26
Shareholder Accounts......................  27


INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.
INVESTMENT SUBADVISER: COMMERCIAL UNION INVESTMENT MANAGEMENT, LIMITED


                        PROSPECTUS DATED August 29, 1997

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE: The International Equity Fund seeks long-term growth from investing primarily in equity securities of foreign issuers. See "Investment Objective and Policies."

     LIQUIDITY: As an open-end investment company, the Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share plus any applicable sales charge. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     DIVERSIFICATION: The Fund is a diversified mutual fund because 75% of its assets are restricted by the following rules: (1) No more than 5% of the Fund's assets may be invested in the securities of a single issuer (other than U.S. Government Securities and securities of other investment companies, if otherwise permissible) and (2) the Fund may not purchase more than 10% of any such issuer's outstanding voting securities.

     SALES CHARGE: Shares are offered at net asset value plus the applicable sales charge (maximum of 4.00% of public offering price). See "Synopsis of Financial Information" and "How to Buy Shares."

     RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan--401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension (SEP) Plan, and a number of other special shareholder services. See "Retirement Plans."

     MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 ($500 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Fund's investment adviser and manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974 and to mutual funds since 1982. See "The Trust and Its Management."


     SUBADVISER: Commercial Union Investment Management, Limited is the Fund's subadviser (the "Subadviser"). The Subadviser is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization which has managed international assets since 1861, and can trace its roots back to 1696. As of December 31, 1996, the Subadviser and its affiliates have $111 billion in assets under management. The Subadviser is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. See "The Trust and Its Management."

     SHARES AVAILABLE THROUGH: The Fund's transfer agent, Mutual Funds Service Co. ("MFSCO"). See "The Trust and Its Management."

     DISTRIBUTION PLAN: The Fund has adopted a Rule 12b-1 distribution plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has also adopted a service plan for using as much as 25/100 of 1% of net assets annually to pay broker-dealers or others for the provision of personal continuing services to shareholders and/or the maintenance of shareholder accounts. See "Distribution Plan."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone numbers indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

     RISKS: For a discussion of the risks associated with an investment in the Fund, see "Risk Considerations." The Fund should not be considered a complete investment program.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed
          on Purchases (as a percentage
          of offering price)................................     4.00%(1)
     Maximum Deferred Sales Load ...........................     none
     Maximum Sales Load Imposed on Reinvested
       Dividends............................................     none
     Redemption Fees .......................................     none
     Exchange Fee...........................................     none


ANNUAL FUND OPERATING EXPENSES
     (As a percentage of average net assets)
     Management Fees........................................     1.00%
     Rule 12b-1 Fees........................................     0.25%
     Other Expenses*........................................     0.37%
     Service Fees ..........................................     0.25%(2)
     TOTAL FUND OPERATING EXPENSES                               ------
                                                                 1.87%

--------------------------------------------------------------------------------
                                                     CUMULATIVE EXPENSES
                                                     PAID FOR THE PERIOD OF:
EXAMPLE:                                             1 YEAR       3 YEARS
                                                     ------       -------
--------------------------------------------------------------------------------
An investor would pay the following expense
on a $1,000 investment, assuming (1) an
operating expense ratio of 1.87% for the Fund,
and (2) a 5% annual return throughout the
period and (3) redemption at the end of each
time period:                                           $58          $96

*"Other Expenses" is based on estimated amounts for the current fiscal year.

(1)The sales charge applied to purchases of shares declines as the amount invested increases. See "How to Buy Shares."


(2)The Service Fee is allocated to NASD member firms for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material, and attending to other shareholder matters.


     The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."

     The table and hypothetical examples on the previous page are for illustrative purposes only. The investment rate of return and expenses should not be considered a representation of past or future performance or expenses as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund seeks long-term growth from investing primarily in equity securities of foreign issuers. Normally, the Fund invests at least 70% of its assets in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts ("ADR's"), European Depositary Receipts ("EDR's") and Global Depositary Receipts ("GDR's") (collectively, "depositary receipts"). However, the Fund is not required to invest in equity securities of foreign issuers and may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The Fund intends to diversify its assets broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. Investments may be made in developed as well as developing countries. The Fund currently does not intend to invest more than 30% of its total assets in issuers in, or governments of, developing countries. Investing in issuers located in developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

     Currently, assets of the Fund invested in developed countries are primarily invested in Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Currently, assets of the Fund invested in developing countries are invested primarily in Portugal, Poland, Czech Republic, Hungary, Turkey, India, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Venezuela, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile, and Mexico.


     The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. The Fund may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Securities and Investment Practices."

     As a fundamental policy, with respect to 75% of the total assets of the Fund, the Fund will not purchase a security of any issuer (other than U.S. Government Securities or securities of other investment companies, if otherwise permissible) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets, and the Fund may not own more than 10% of the outstanding voting shares of any such issuer.

     The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a separate diversified, open-end management investment company having substantially the same investment objective as the Fund. The Fund's investment policies permit such an investment. Shareholders will receive 30 days prior written notice with respect to any such investment.

     Except as otherwise expressly provided herein, the investment objective and policies of the Fund are not fundamental and may be changed by the Trustees without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders.

     Additional information about the investment policies of the Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Fund will be achieved.

--------------------------------------------------------------------------------
                       SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

     In seeking to meet its investment objective, the Fund may invest in any type of security whose investment characteristics are consistent with the Fund's investment program. These and some of the other investment strategies the Fund may use are described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

     When allocating investments among countries, the Subadviser will consider various criteria, including the relative economic growth potential of the various countries' economies; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. By investing in foreign securities, the Subadviser will attempt to take advantage of differences between economic trends and performance of securities markets in various countries.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. The Fund may invest up to 10% of its total assets in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the Fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

     ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by the Subadviser, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.


     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may invest up to 20% of its total assets in money market funds and the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Subadviser; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. Risks associated with investment in open-end investment companies, such as money market funds, are described under "Open-end Investment Companies."

     BORROWING. As a fundamental policy, the Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     SHORT SALES. The Fund may sell securities short, provided it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. For example, if the Subadviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Fund is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain. The Fund will be required to continue to hold the stock it owns, or the security giving it the right to obtain such stock, while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. See "Short Sales" in the Statement of Additional Information.


     OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     CLOSED-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.


     OPEN-END INVESTMENT COMPANIES. The Fund may invest in money market funds, which are open-end investment companies, and foreign open-end investment companies. Some countries have authorized the formation of open-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 5% of the value of its total assets in the securities of any single open-end investment company and up to 10% of the value of its total assets in the securities of all open-end investment companies in which the Fund invests.

     The Fund and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying open-end investment company. Accordingly, when affiliated persons hold shares of any of the underlying open-end investment companies, the Fund's ability to invest fully in shares of those open-end investment companies is restricted, and the Subadviser must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying open-end investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying open-end investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying open-end investment company's outstanding securities, therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of the Fund's assets.

     Investment decisions by the investment advisers of the underlying open-end investment companies are made independently of the Fund and its Subadviser. Therefore, the investment adviser of one underlying open-end investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such investment company. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     By investing in an open-end investment company indirectly through the Fund, an investment adviser will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses of the underlying open-end investment company. In addition, a shareholder of the Fund indirectly bears any expenses paid by an underlying open-end investment company related to the distribution of its shares.

     FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Asset Coverage for Futures and Options Positions" in the Statement of Additional Information. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     DEPOSITARY RECEIPTS. ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDR's and GDR's are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

PORTFOLIO TURNOVER

     Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the Fund's annual portfolio turnover rate will not exceed 200%. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. See "Income Dividends and Taxes."

     The Fund intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Fund's investments.

--------------------------------------------------------------------------------
                               RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors.

In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of the shares of the Fund. Changes in currency valuations will also affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Subadviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

     The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "Foreign Investments" in the Statement of Additional Information. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investment in developed countries.

     Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlement have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     The use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Subadviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. The use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Prospectus and the Statement of Additional Information.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on June 22, 1992. All of its constituent funds are open-end management companies. The Fund is a diversified open-end management company. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Fund has retained the services of R. Meeder & Associates, Inc. as investment adviser. R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974 and to mutual funds since 1982. The Manager serves the Fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services which are provided by the Fund's custodian, transfer agent, independent accountants and legal counsel, and investment advisory services provided by the Subadviser.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are R. Meeder & Associates, Inc.; Mutual Funds Service Co., the Fund's transfer agent; Adviser Dealer Services, Inc., the Fund's distributor; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager earns an annual fee from the Fund, at the rate of 1.00% of the Fund's average net assets, payable in monthly installments. These fees are higher than the fees charged to most other investment companies.


     Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee is computed at the rate of .03% of the first $100 million, .02% on the next $150 million and .01% in excess of $250 million of the Fund's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or .10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee for these administrative services, payable monthly, of .05% of the Fund's average net assets, subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Board of Trustees.

     A broker-dealer may use a portion of the commissions paid by the Fund to reduce the Fund's expenses. The Manager or the Subadviser may take into account sales of shares of the Fund and other funds advised by the Manager or the Subadviser in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

     Information concerning the Trustees and officers of the Trust appears in the Statement of Additional Information.

SUBADVISER


     Commercial Union Investment Management, Limited (the "Subadviser") is a wholly-owned subsidiary of Commercial Union plc., an international insurance and financial services organization which has managed international assets since 1861, and can trace its roots back to 1696. The Subadviser was established in 1986 by Commercial Union plc. as an independent investment management company in its own right, and as of December 31, 1996, the Subadviser and its affiliates have $111 billion in assets under management. The Subadviser is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. The Subadviser is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act 1986.

     The Subadviser serves as the Fund's subadviser under an Investment Subadvisory Agreement between the Manager and the Subadviser. The Subadviser and its affiliates have their principal offices at St. Helen's, 1 Undershaft, London, England EC3P 3DQ and have investment offices in Amsterdam, Paris, Boston, Toronto, Tokyo, Singapore, Johannesburg and Melbourne. The Subadviser owns a controlling interest in the shares of the Fund. The Subadviser is compensated for its services by the Manager in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory contract and supervises the Subadviser's performance of such services.

PORTFOLIO MANAGERS

     The lead portfolio manager of the Fund is David Keen. Mr. Keen is responsible for managing the overall strategic asset allocation of the Fund. Mr. Keen, who joined Commercial Union plc. in 1971 and the Subadviser at its inception in 1986, is a Director of the Subadviser. Mr. Keen is also Chief Investment Officer for all North American based accounts of the Subadviser, and fund director of the Subadviser's Staff Pension Fund.

     John Manning, Rodney Reid, Andrew Hitchings, Carrie Schloss and Mamoru Imai exercise regional portfolio management responsibilities for the Fund. John Manning, European Fund Manager of the Subadviser, joined Commercial Union plc. in 1973 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's European (excluding the United Kingdom) portfolio. Mr. Reid, Associate Director of the Subadviser, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's United Kingdom portfolio. Mr. Hitchings, Managing Director of Commercial Union Investment Management Singapore, joined Commercial Union plc. in 1985 and the Subadviser at its inception in 1986, and is the portfolio manager responsible for the Fund's Far Eastern portfolio. Ms. Schloss, Associate Director of the Subadviser, joined the Subadviser in 1997 and is the portfolio manager responsible for the Fund's emerging markets portfolio. Mamoru Imai, Managing Director of CU Investment Management (Japan), joined the Subadviser in 1989 and performs the role of Japanese equity adviser to the Fund.


DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, serves as the distributor of the shares of the Fund. The Manager or the Subadviser may select the Distributor to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

     Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, provides stock transfer, dividend disbursing and administrative services to the Fund.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund.

     The Fund has also adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the Fund makes payments to the Distributor based on 0.25% annually of the average daily value of the net assets of the Fund.


     Some or all of the service fees are used to reimburse securities dealers or others for personal services and/or the maintenance of shareholder accounts. Any service fees received by the Distributor and not allocated to dealers or others may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.


     The distribution fees are used primarily to pay ongoing commissions to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

     The Manager or the Subadviser may use its resources to pay expenses associated with the sale of the Funds' shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or the Subadviser any separate fees for this service.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any applicable contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Fund's dividends will be declared payable to shareholders on at least an annual basis.

     In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact your dealer. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.

     TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year.

     The Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in October, November, December and paid in January of the following year are taxable as if they were paid on December 31.

     Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

     Form 1099-DIV, Dividends and Distributions will not be provided to individuals if gross dividends and other distributions are less than $10 or to corporations, retirement plans (including IRA's), tax-exempt organizations or to registered securities dealers.

     You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

     "BUYING A DIVIDEND." The timing of your investment in the Fund could have undesirable tax consequences.

     If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

     BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number (TIN) is correct and that you are not subject to back-up withholding for previous under reporting to the IRS, or that you are exempt from backup withholding.

     The Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

     CURRENCY CONSIDERATIONS. If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the Fund may adjust the dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

     EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of the securities held by the Fund. Net asset value is obtained by dividing the value of the Fund's assets, less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

     The Fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International - Europe, Australasia, Far East (EAFE) Index, the Morgan Stanley Capital International Emerging Markets Free Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial sales charge.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.


     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund, the income from securities held by the Fund, and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager or the Subadviser may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust issues its own series of shares of beneficial interest. The shares of each fund represent an interest only in the fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of the fund. The Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of any other fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $2,500 ($500 for an IRA) is required to establish an account in each Fund. The minimum for subsequent investments in each Fund is $100.

     Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the "International Equity Fund" must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Fund should be mailed to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A.

     If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the Fund. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:


     Star Bank, N.A. Cinti/Trust
     ABA #: 042-00001-3
     Attention:  The Flex-Partners
                     International Equity Fund
     Credit Account Number:  486484298
     Account Name (your name)
     Personal Account Number (your International Equity Fund account number)


     Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

     No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each Fund and credited to such account.

     The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to "The International Equity Fund." Please include your account number on the check and mail as follows:

     THE FLEX-PARTNERS
     C/O MUTUAL FUNDS SERVICE CO.
     P. O. BOX 7177
     DUBLIN, OHIO  43017

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     PURCHASING SHARES. Shares are sold with a sales charge at the time of purchase, which varies with the amount invested. Maximum sales charges and fees are set forth under "Synopsis of Financial Information" above and quantity discounts for the initial sales charge are set forth below.

     Shares of the Fund are sold at net asset value plus the applicable sales charge as shown in the table below (the "Offering Price") for purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account. Shares also bear a Rule 12b-1 fee of .25% per annum (paid to the Distributor, Adviser Dealer Services, Inc.), of their average net asset value. In addition, shares bear an asset based service fee of .25% per annum. The sales charge is allocated between your investment dealer and Adviser Dealer Services, Inc. as shown below:

                          AS A PERCENTAGE      AS A PERCENTAGE
                          OF OFFERING          OF NET ASSET
                          PRICE OF THE         VALUE OF THE         DEALER'S
                          SHARES               SHARES               SALES
AMOUNT INVESTED           PURCHASED            PURCHASED            CONCESSION
-------------------------------------------------------------------------------
Up to $100,000            4.00%                4.17%                3.50%
$100,001 to $249,999      3.50%                3.63%                3.00%
$250,000 to $499,999      3.00%                3.09%                2.50%
$500,000 to $999,999      2.50%                2.56%                2.00%
$1,000,000 or more         none                none                 none


     CUMULATIVE QUANTITY DISCOUNT. The above tables of reduced sales charges also apply if the dollar amount of a purchase plus the net asset value of shares then owned by the purchaser is more than $100,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned plus the amount of the purchase.

     To receive the cumulative quantity discount, the investor or securities dealer must request the discount at the time of placing the purchase order and give the Transfer Agent sufficient information to determine and confirm that the purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION. An investor may also pay reduced sales charges by signing and fulfilling the Letter of Intention on the New Account Application which expresses the investor's intention to invest within the specified 13-month period the amount in shares indicated. The Letter of Intention may be back dated to include purchases made within 90 days prior the signing of the Letter of Intention. The Letter of Intention will not be a binding obligation on either the purchaser or the Fund.

     Purchases made under the Letter of Intention are made at the sales charge applicable to the aggregate amount to be invested under the Letter of Intention as if all shares were purchased in a single transaction. During the period covered by the Letter of Intention, the Transfer Agent will escrow shares representing 5% of the intended purchase. If the intention is not completed, a price adjustment is made, based upon the actual amount invested within the period covered by the Letter of Intention, by redemption of escrowed shares. A Letter of Intention can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intention with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intention qualify for an additional reduction in sales charge.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Trust, the Manager, the Subadviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the Fund at net asset value.


     In addition, shares of the Fund may be sold at net asset value without an initial sales charge to shareholders who (i) have invested on or before December 31, 1997 in mutual funds (except for The Flex-Partners' funds) whose portfolios are advised by the Manager, and (ii) remain continously invested in those mutual funds up to the date they purchase shares of the Fund.


     The Fund may also sell shares at net asset value without an initial sales charge to clients of the Manager, the Subadviser, registered investment advisers and financial planners, who are purchasing on behalf of their clients, by making arrangements to do so with the Trust and the transfer agent.

     Shares of the Fund may be sold at net asset value to participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that the plan has at least 100 eligible employees or members.

     Shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only).

     No sales charge will be charged on accounts that are opened for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by Adviser Dealer Services, Inc., and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of the Fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time Fund shares are purchased. In addition, shareholders who have redeemed shares of a mutual fund which is a series of The Flex-Partners (each a "Flex-Partners Fund") may reinvest the proceeds in any Flex-Partners Fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to: The Flex-Partners, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- A shareholder may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above. Payment is normally made within seven days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen (15) days from the purchase date. To eliminate this delay it is advisable to purchase shares of the Fund by certified check or wire.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus of the fund into which you are exchanging along with your confirmation. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

     Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the amount of your transaction meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     You may exchange your shares for Class A shares of any Flex-Partners Fund and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     The Fund reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if in the Manager or Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR DEALER OR THE TRANSFER AGENT.

--------------------------------------------------------------------------------
                               RETIREMENT PLANS
--------------------------------------------------------------------------------

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account
(IRA), a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)


SUBADVISER
Commercial Union Investment Management, Limited
St. Helen's
1 Undershaft
London, England  EC3P 3DQ
Tel: 011-44-171-662-6000


DISTRIBUTOR
Adviser Dealer Services, Inc.
6000 Memorial Drive
Dublin, OH  43017
800-494-FLEX
(614) 766-7074 (in Central Ohio)

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-494-FLEX
614-766-7074 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215



                                THE FLEX-PARTNERS
                            INTERNATIONAL EQUITY FUND



PROSPECTUS                                                 August 29, 1997

                   THE FLEX-PARTNERS INTERNATIONAL EQUITY FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.         STATEMENT OF ADDITIONAL INFORMATION

10               Cover Page

11               Table of Contents

12               Not applicable

13               Investment Policies and Limitations

14               Trustees and Officers

15(a)(b)         Not applicable
15(c)            Trustees and Officers

16(a)(b)         Investment Adviser and Manager
                 Investment Subadviser
16(c)            Not applicable
16(d)            Contracts with Companies Affiliated With Manager
16(e)            Not applicable
16(f)            The Distributor
16(g)            Not applicable
16(h)            Description of the Trust
16(i)            Contracts with Companies Affiliated With Manager

17               Portfolio Transactions

18(a)            Cover Page
                 Description of the Trust
18(b)            Not applicable

19(a)            Additional Purchase and Redemption Information
                 Flex-Partners Retirement Plans
19(b)            Valuation of Portfolio Securities
                 Additional Purchase and Redemption Information
19(c)            Not applicable

20               Distributions and Taxes

21(a)            The Distributor
21(b)            The Distributor
21(c)            Not applicable

22(a)            Not applicable
22(b)            Performance

23               Financial Statements

                            INTERNATIONAL EQUITY FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 29, 1997

     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Flex-Partners International Equity Fund (dated August 29,
1997). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.



TABLE OF CONTENTS                                             PAGE

     Investment Policies and Related Matters                    2
     Portfolio Transactions                                    16
     Valuation of Portfolio Securities                         18
     Performance                                               19
     Additional Purchase and Redemption Information            23
     Distributions and Taxes                                   26
     Investment Adviser and Manager                            27
     Investment Subadviser                                     29
     The Distributor                                           30
     Trustees and Officers                                     31
     Flex-Partners Retirement Plans                            33
     Contracts With Companies Affiliated With Manager          34
     Description of the Trust                                  34
     Principal Holders of Outstanding Shares                   36
     Financial Statements                                      36


INVESTMENT ADVISER                              INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.                    Commercial Union Investment
                                                Management, Limited

DISTRIBUTOR                                     TRANSFER AGENT
Adviser Dealer Services, Inc.                   Mutual Funds Service Co.

                    INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     INVESTMENT APPROACH. The Subadviser's philosophy is founded on a top down, theme-driven approach to investment management. The Subadviser aims to add value to the Fund at all stages of the investment process, from the Subadviser's strategic top down approach to asset allocation and currency hedging to the Subadviser's sector and individual stock selection. While the Subadviser's portfolio managers operate within a disciplined and structured environment, they have a high degree of freedom over stock selection, enabling them to exercise their individual flair.

     ASSET ALLOCATION. Asset allocation decisions are made by the lead portfolio manager. The Subadviser's lead portfolio manager takes a top down view, considering the results of economic analysis, currency forecasts, political issues and market valuations to establish structural guidelines to which the portfolio must adhere. He or she seeks to contribute to performance by making strategic switches between asset classes and geographical regions. Once these asset allocation guidelines are set, stock selection decisions are made by specialist regional portfolio managers in accordance with country and sector strategy.

     COUNTRY AND SECTOR STRATEGY. Country and sector strategy is determined within the guidelines set by the Subadviser's portfolio managers following consulation with their teams on the implications of trends in interest rates, exchange rates and other economic fundamentals.

     The objective is to pinpoint countries and sectors which are likely to outperform based on where each market is in terms of its business cycle. The Subadviser recognizes that different economic and monetary backgrounds result in good performance by different groups of stocks and the Subadviser judges the broad areas of a market (growth stocks, value stocks, interest rate sensitives, etc.) which are likely to outperform at any particular stage of the cycle. At the same the Subadviser pays close attention to the themes on which a market is likely to concentrate at a particular time (such as brand values, takeover activity, or balance sheet strength). Once all these factors are considered, a formal country and sector strategy is constructed to which all relevant portfolios must conform. In order to control risk and the extent of the view taken, limits are set on the deviations that may be made from the country and sector matrices.

     EQUITY STOCK SELECTION. The Subadviser's portfolio managers have the freedom to choose stocks within the framework of this matrix structure. In reaching stock selection decisions, the Subadviser uses the commonly recognized yardsticks of price/earnings ratios and dividend yields, comparing stocks to market valuations, relevant sector variations and the history of the particular stock. The Subadviser looks for excesses of overvaluation/undervaluation in the market which are tested against the Subadviser's top down view, and make a qualitative judgment about what is already discounted in the market and what is likely to occur in the future.

     The continued holding of a stock is constantly tested against the reason for purchase. Once valuation measures no longer warrant the holding of a security, it is sold. If purchase was based on a single event which occurs, or which now appears unlikely to occur, the stock would be sold. A change in top down view may also necessitate a sale where a holding represents only a thematic or sector view. Price targets are only set for short-term trading.

     CURRENCY. The Subadviser treats currency as a separate asset class and it is analyzed as such. The Subadviser does not believe in speculating in currencies and it is the Subadviser's normal stance to take on the natural currency exposure that comes with the Subadviser's portfolio positions. However, when the Subadviser does take on a currency position, the Subadviser does so because the Subadviser believes a significant long-term trend is developing which suggests hedging will both enhance returns and markedly contribute to reduced risk and volatility in the Fund.

INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly any subsequent change in net asset values or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND, PROVIDED SUCH INVESTMENT IS APPROVED BY THE TRUSTEES. THE FUND MAY NOT

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or the securities of other investment companies if otherwise permitted) if, as a result thereof,
(a) more than 5% of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Fund may borrow money from banks in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if as a result more than 33-1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if as a result more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (vii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (viii) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" herein. For the Fund's limitations on short sales, see the section entitled "Short Sales" herein.

     MONEY MARKET INSTRUMENTS. When investing in U.S. money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Fund invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Fund may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or if not rated issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Fund. The Fund's risk is that the universe of potential buyers for the securities should the Fund desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Fund.

RATINGS

1. Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor s Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank are for a definite period of time earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Fund's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments the Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities government-stripped fixed-rate mortgage-backed securities loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser's judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC, guidelines the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund will not: (a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Fund's investments in futures contracts and options and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option s strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     SHORT SALES. The Fund may enter into short sales "against the box" with respect to stocks it owns or has the right to obtain. For example, if the Subadviser anticipates a decline in the price of stock it owns or has the right to obtain, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities under normal circumstances.


     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     PORTFOLIO TURNOVER. The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, the Subadviser expects the annual portfolio turnover rate will be 200% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Subadviser in rendering investment management services to the Fund or the Subadviser's other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-Partners' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

     The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the Trustees and officers of the Trust are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Fund may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc., the distributor of the Fund's shares and an affiliate of the Manager (the "Distributor"), in its capacity as a broker-dealer.

                        VALUATION OF PORTFOLIO SECURITIES


     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using a snapshot price or the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.


     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).


     The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at approximately 3:00 pm Eastern time using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.


                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P(1+T)(to the nth power) = ERV
                  P = initial investment of $1,000
                  T = average annual total return
                  n = Number of years
                  ERV = ending redeemable value at the end of the base period

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service Located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

     Unmanaged indexes that the Fund may use include the following:

     MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL -- EAFE (FREE) INDEX -- is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     MSCI EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

     MSCI EAFE + SELECT EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fourteen developing countries.

     FT - ACTUARIES WORLD INDEX -- includes approximately 2,400 securities from 24 countries including the U.S.

     FT - ACTUARIES EURO-PACIFIC INDEX -- a subset of the FT Actuaries World Index, which excludes companies in the U.S., Canada, Mexico and South Africa.

     SALOMON-RUSSELL PRIMARY MARKET INDEX -- consists of the approximately 700 largest stocks within 23 countries.

     SALOMON-RUSSELL EXTENDED MARKET INDEX -- consists of approximately 1,000 medium and small capitalization stocks from 23 countries.

     SALOMON-RUSSELL BROAD MARKET INDEX -- consists of all of the stocks within the Primary Market Index and the Extended Market Index.

     RUSSELL UNIVERSE OF NON-U.S. EQUITY PORTFOLIOS -- a universe of separate accounts and pooled funds available to U.S. investors, which invest in international equities.

     RUSSELL UNIVERSE OF WORLD EQUITY PORTFOLIOS -- a universe of equity-oriented global portfolios.

     LIPPER INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities.

     LIPPER DIVERSIFIED INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities from more than one country.

     LIPPER INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper International Universe.

     LIPPER DIVERSIFIED INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper Diversified International Universe.

     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. stock market.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     BARING EMERGING MARKETS INDEX -- a diversified index of approximately 250 relatively liquid stocks from 13 emerging market countries.

     SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities.

     SHEARSON LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Shareholders of the Fund will be able to exchange their shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of shares of the Fund may use the exchange privilege only to acquire shares of the Fund or Class A shares of a Flex-Partners Fund.

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and Class A shares of other Flex-Partners Funds. All shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the purchase of shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Mutual Funds Service Co. with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.

     The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Commercial Union Investment Management, Limited; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee at the rate of 1% of the average net assets of the Fund, payable in monthly installments.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie
L. Acock, Vice President; Robert D. Baker, Vice President; Wesley F. Hoag, Vice President and General Counsel; and Thomas G. Roediger, Vice President. Messrs. Robert S. Meeder, Sr., Robert S. Meeder, Jr. and Philip A. Voelker are Trustees and officers of the Trust. Messrs. Donald F. Meeder and Wesley F. Hoag are officers of the Trust.


                              INVESTMENT SUBADVISER

     Commercial Union Investment Management, Limited, St. Helen's, 1 Undershaft, London, England EC3P 3DQ, serves as the Fund's Subadviser. Commercial Union plc controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by the Manager, the Subadviser, the Trustees or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Trustees, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.


     At the date shares of the Fund were first publicly offered for sale, August 29, 1997, the Subadviser owned beneficially and of record 100% of the issued and outstanding shares of the Fund. As a result, the Subadviser controls the Fund. Because of this control, the Subadviser could prevent a change in the investment advisers or subadvisers (including the Subadviser itself) of the Fund that is favored by other shareholders. The Subadviser could also cause a change in the investment advisers or subadvisers of the Fund that is opposed by other shareholders.


                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the "Underwriting Agreement"), the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plan" in the Prospectus.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.


                             TRUSTEES AND OFFICERS

     The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of The Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or other subadvisers are indicated by an asterisk (*).


                                 POSITION         PRINCIPAL
NAME, ADDRESS AND AGE            HELD             OCCUPATION


ROBERT S. MEEDER, SR.*+, 68      Trustee/         Chairman, R. Meeder &
                                 President        Associates, Inc., an
                                                  investment adviser.

MILTON S. BARTHOLOMEW, 68        Trustee          Retired; formerly a practicing
1424 Clubview Boulevard, S                        attorney in Columbus Ohio;
Worthington, OH 43235                             member of each fund and each
                                                  Portfolio's Audit Committee.

ROGER D. BLACKWELL, 57           Trustee          Professor of Marketing and
Blackwell Associates, Inc.                        Consumer Behavior, The
3380 Tremont Road                                 Ohio State University;
Columbus, OH 43221                                President of Blackwell
                                                  Associates, Inc., a
                                                  strategic consulting firm.

CHARLES A. DONABEDIAN, 54        Trustee          President, Winston Financial,
Winston Financial, Inc.                           Inc., which provides a variety
200 TechneCenter Drive                            of marketing and consulting
Suite 200                                         services to investment
Milford, OH 45150                                 management companies; CEO,
                                                  Winston Advisors, Inc., an
                                                  investment advisor.

JOHN M. EMERY, 76                Trustee          Retired; formerly Vice
2390 McCoy Road                                   President & Treasurer of
Columbus, OH 43220                                Columbus & Southern Ohio
                                                  Electric Co.; member of each
                                                  fund and each Portfolio's
                                                  Audit Committee.

RICHARD A. FARR, 79              Trustee          President of R&R Supply Co.
3250 W. Henderson Rd                              and Farrair Concepts, Inc.,
Columbus, OH 43220                                two companies involved in
                                                  engineering, consulting &
                                                  sales of heating & air
                                                  conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee          President, Sector Capital
Sector Capital Management, Inc.                   Management, an investment
5350 Poplar Avenue, Suite 490                     adviser (since January 1995);
Memphis, TN 38119                                 Manager of Trust
                                                  Investments of Federal
                                                  Express Corporation
                                                  (1987-1994).

RUSSEL G. MEANS, 71              Trustee          Retired; formerly Chairman of
5711 Barry Trace                                  Employee Benefit Management
Dublin, OH 43017                                  Corporation, consultants and
                                                  administrators of
                                                  self-funded health and
                                                  retirement plans.

ROBERT S. MEEDER, JR.*+, 36      Trustee and      President of R. Meeder &
                                 Vice President   Associates, Inc.

LOWELL G. MILLER*, 49            Trustee          President, Miller/Howard
Miller/Howard Investments, Inc.                   Investments, Inc., an
141 Upper Byrdcliffe Road                         investment adviser whose
P. O. Box 549                                     clients include the Growth
Woodstock, NY  12498                              Stock Portfolio and the
                                                  Utilities Stock Portfolio.

WALTER L. OGLE, 58               Trustee          Executive Vice President of
Interstate North Parkway                          Aon Consulting, an
Suite 1630                                        employee benefits consulting
Atlanta, GA 30339                                 group.

PHILIP A. VOELKER*+, 43          Trustee and      Senior Vice President and
                                 Vice President   Chief Operating Officer of
                                                  R. Meeder & Associates, Inc.

JAMES B CRAVER*, 54              Assistant        Practicing Attorney; Special
42 Miller Hill Road              Secretary        Counsel to Flex-Partners,
Box 811                                           Flex-funds and their
Dover, MA 02030                                   Portfolios; Senior
                                                  Vice President of Signature
                                                  Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 58           Secretary/       Vice President of R. Meeder
                                 Treasurer        & Associates, Inc., and
                                                  President of Mutual Funds
                                                  Service Company.

WESLEY F. HOAG*+, 40             Vice President   Vice President and General
                                                  Counsel of R. Meeder &
                                                  Associates, Inc. (since July
                                                  1993); Attorney, Porter,
                                                  Wright, Morris & Arthur, a law
                                                  firm (October 1984 to June
                                                  1993).

*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, and each Portfolio.

+P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund Complex as a whole to the Trustees of the Trust and the Fund Complex during the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                              Pension or
                              Retirement                        Total
                              Benefits                          Compensation
                              Accrued as       Estimated        from
                              Part of          Annual           Registrant and
Trustee                       Portfolio or     Benefits Upon    Fund Complex
                              Fund Expense     Retirement       Paid to Trustee
                              ------------     ----------       ---------------
Robert S. Meeder, Sr.         None             None             None

Milton S. Bartholomew         None             None             $7,550

John M. Emery                 None             None             $7,550

Richard A. Farr               None             None             $6,750

William F. Gurner             None             None             $5,250

Russel G. Means               None             None             $6,750

Lowell G. Miller              None             None             None

Robert S. Meeder, Jr.         None             None             None

Walter L. Ogle                None             None             $6,000

Philip A. Voelker             None             None             None

Roger A. Blackwell            None             None             $5,250


Charles A. Donabedian         None             None             None


     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios and the Fund. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio and the Fund based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios and the Fund, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's and the Fund's average net assets exceeding $15 million.


     Messers Bartholomew and Emery comprise the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts, and each Portfolio. Each is paid $500 for each meeting of the Audit Committee attended regardless of the number of Audit Committees on which he serves. All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Trust own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

DEDUCTIBLE CONTRIBUTIONS

Individual Retirement Accounts (IRA):

     Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level, you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

     Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

     For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established for your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

     Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

     You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

     Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold is $0.

NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.03% of the first $100 million, 0.02% of the next $150 million, and 0.01% in excess of $250 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets, subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust.

                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

         AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent accountant. KPMG audits financial statements for the Fund Complex and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

         Not applicable.

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements

                  Financial Statements included in Part A

                         Not Applicable

                  Financial Statements included in Part B

                         Not Applicable

          (b)  EXHIBITS - INTERNATIONAL EQUITY FUND:

                    1. Declaration of Trust (effective June 22, 1992) -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

                    2. By-laws of the Trust -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

                    3.   Not Applicable.

                    4.   Not Applicable.

                    5. (i) Investment Advisory Agreement between The Flex-Partners and R. Meeder & Associates, Inc. -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N1-A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

                         (ii) Investment Subadvisory Agreement between R. Meeder & Associates, Inc. and Commercial Union Investment Management, Limited -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N1-A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

                    6. Underwriting Agreement between the Trust and Adviser Dealer Services, Inc. and specimen dealer agreement between Adviser Dealer Services, Inc. and dealers -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N1-A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

                    7.   Not Applicable.

                    8. Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith

                    9. Administration and Accounting Services Agreements between the Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N1-A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

                    10. Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

                    11.  Not Applicable.

                    12.  Not Applicable.

                    13. Investment Representation Letter of Initial Shareholder -- filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 29, 1995, which exhibit is incorporated herein by reference.

                    14. Model Plans and related documents to be used in the establishment of retirement plans in conjunction with shares of the Registrant will be filed by amendment.

                    15. 12b-1 and Service Plan for the International Equity Fund dated February 8, 1997 -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N1-A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

                    16.  Not Applicable.

                    17.  Not Applicable.

                    18.  Not Applicable.

                    19. Powers of Attorney of Trustees of Registrant -- filed herewith for Charles A. Donabedian; Powers of Attorney of other Trustees were previously filed as an exhibit to Registrant's Fourteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about April 30, 1997, which exhibit is incorporated herein by reference.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

Item 26.          NUMBER OF HOLDERS OF SECURITIES AT AUGUST 28, 1997.

                   Title of                                        Number of
                    CLASS                   FUND                 RECORD HOLDERS
                    -----                   ----                 --------------

                  Shares of       International Equity Fund            0
                  Beneficial
                  Interest


Item 27.          INDEMNIFICATION

                  Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992. As provided therein, the Fund is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Fund, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Fund is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Fund, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Fund will comply with the provisions of Investment Company Act.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  Not Applicable.

Item 29.  Principal Underwriters.

          (a)  Not applicable.


          (b)
                                            Positions and       Positions and
               Name and Principal           Offices with        Offices with
               Business Address             Underwriter         Registrant
               ----------------             -----------         ----------

               Robert S. Meeder, Sr.*       Director            Trustee,
                                                                President

               Robert S. Meeder, Jr.*       Director            Trustee,
                                                                Vice President

               Philip A. Voelker*           Director            Trustee,
                                                                Vice President

               Roy E. Rogers*               President,          None
                                            Treasurer

               Joseph A. Zarr*              Vice President      None

               Donald F. Meeder*            Secretary           Secretary,
                                                                Treasurer

               James B. Craver              Asst. Secretary,    Assistant
               P. O. Box 811                Asst. Treasurer     Secretary
               Dover, MA  02030-0811

               *6000 Memorial Drive, Dublin, OH  43017


          (c)  Not applicable.

     Item 30.  Location of Accounts and Records.

               Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of State Street Bank and Trust Company, the Fund's custodian, at 225 Franklin Street, Boston, Massachusetts 02110. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

     Item 31.  Management Services.

               None.

     Item 32.  Undertakings

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c) If the information called for by Item 5A of this Registration Statement is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

               (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 28th day of August, 1997.

                                             THE FLEX-PARTNERS

                                             BY:/s/ Donald F. Meeder
                                                ----------------------------
                                                  Donald F. Meeder
                                                  Secretary/Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            8/28/97                /s/ Donald F. Meeder
         ----------------         -------------------------------------
           Date Signed            Donald F. Meeder, Secretary/Treasurer


                         Pursuant to Powers of Attorney
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
   Roger D. Blackwell, Charles A. Donabedian, John M. Emery, Richard A. Farr,
            William Gurner, Russell G. Means, Robert S. Meeder, Jr.,
             Lowell G. Miller, Walter L. Ogle and Philip A. Voelker
                          Trustees of The Flex-Partners

             8/28/97               /s/ Donald F. Meeder
         ----------------         -------------------------------------
           Date Signed                 Donald F. Meeder
                                       Executed by Donald F. Meeder
                                       Pursuant to Powers of Attorney